SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

May 21, 2003
Date of Report (date of earliest event reported)

Smartire Systems Inc.
(Exact Name of Registrant as Specified in its Charter)

Yukon	0-24209	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#150 - 13151 Vanier Place, Richmond, British Columbia V6V 2J1
(Address of principal executive offices)

604 276-9884
(Registrant's telephone number, including area code)

 ITEM 5. OTHER EVENTS

Reference is made to the press release of the registrant, issued and disseminated on May 20, 2003 announcing that SmarTire Systems Inc. has signed a Memorandum of Agreement (MOA) with SensoNor ASA. This MOA outlines a production and supply schedule for key sensor components included in SmarTire's current transmitters while clarifying the development schedule for the next-generation sensors. The MOA also outlines a payment schedule for non-recurring engineering fees that will satisfy SmarTire's outstanding financial obligations to SensoNor.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press release issued by the Registrant on May 20, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTIRE SYSTEMS INC.

 By /s/ Jeff Finkelstein
Jeff Finkelstein, C.A.
Chief Financial Officer

Dated: May 21, 2002

NEWS RELEASE - May 20, 2003
Email: investor_relations@smartire.com
Contact: Susan Mader
1.800.982.2001

SmarTire Signs Memorandum of Agreement with SensoNor

RICHMOND, BRITISH COLUMBIA, CANADA - May 20, 2003 - SmarTire Systems Inc. (Nasdaq: SMTR), a leading developer of tire pressure and temperature monitoring technology, announces that it has signed a Memorandum of Agreement (MOA) with SensoNor ASA. This MOA outlines a production and supply schedule for key sensor components included in SmarTire's current transmitters while clarifying the development schedule for the next-generation sensors. The MOA also outlines a payment schedule for non-recurring engineering fees that will satisfy SmarTire's outstanding financial obligations to SensoNor.

SensoNor is SmarTire's primary supplier of Application Specific Integrated Sensors (ASIS) for the Company's innovative transmitter technology. The ASIS forms a single micro-electronic package containing pressure and temperature sensing elements and a digital logic state machine which functions as the "brain" of the SmarTire transmitter. SensoNor and SmarTire have maintained a strategic relationship since 1997.

Established in 1985 in Horten Norway, SensoNor is one of the world's foremost designers and volume producer of sensors and devices based on silicon micro electro mechanical technology (MEMS). SensoNor is the principal supplier of sensors in the tire pressure monitoring industry, offering a full range of sensors for both passenger and heavy vehicles.

Incorporated in 1987, SmarTire is a public company with offices in North America and the United Kingdom. Additional information can be found at www.smartire.com.

/s/ Robert Rudman
Robert Rudman
President and Chief Executive Officer

This news release may include statements about expected future events and/or financial results that are forward-looking in nature and subject to risks and uncertainties. Forward-looking statements in this release include, but are not limited to, the anticipated demand for tire monitoring technology, sales of SmarTire's products and technology to original equipment manufacturers, the size of the market, the impact and scope of the new United States legislation, and the technical uncertainty of future products. It is important to note that actual outcomes and the Company's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include general factors such as insufficient investor interest in the Company's securities, the impact of competitive products and pricing and general economic conditions as they affect the Company's customers, and specific risks such as the uncertainty of the requirements demanded and timing specified by U.S. government, reliance on third party manufacturers to produce SmarTire products and technology, and, the Company's ability to source product components in a timely manner. Readers should also refer to the risk disclosures outlined in the Company's annual report of Form 10-KSB for the last completed fiscal year filed with the SEC.